Exhibit 4b
                      MASTER REGISTRATION RIGHTS AGREEMENT

         MASTER REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of August 6, 1997 by and among DYNAGEN, INC., a Delaware corporation, with headquarters located at 99 Erie Street, Cambridge, Massachusetts 02139 (the "COMPANY"), and the undersigned parties who execute a counterpart signature of this Agreement (together with affiliates, the "INITIAL INVESTORS").

         WHEREAS:

         A. In connection with the Securities Purchase Agreement of even date herewith by and between the Company and the Initial Investors (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial Investors shares of the Company's Series A Preferred Stock (the "PREFERRED SHARES") that are convertible into shares (collectively, the "CONVERSION SHARES") of the Company's common stock (the "COMMON STOCK") and Warrants (the "WARRANTS") that are exercisable for shares of Common Stock (the "WARRANT SHARES"), all upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation with respect to the Series A Preferred Stock or the Warrants, as applicable; and

         B. To induce the Initial Investors to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

         1.       DEFINITIONS.

                  (a) As used in this Agreement, the following terms shall have the following meanings:

                           (i) "CLOSING  DATE," with  respect to each  Investor,
means the date of the consummation of the financing in which such Investor purchased debt or equity securities of the Company pursuant to which the Company has granted registration rights.

                           (ii)  "INVESTORS"  means the Initial  Investors,  any
transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Section 9 hereof and any party that becomes a party to this Agreement in accordance with Section 10(b) hereof.

                           (iii) "REGISTER,"  "REGISTERED,"  and  "REGISTRATION"
refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the





1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                           (iv)  "POTENTIAL  MATERIAL  EVENT"  means  any of the
following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

                           (v) "REGISTRABLE SECURITIES" means (i) the Conversion
Shares and the Warrant Shares issued or issuable, (ii) shares of Common Stock issued on a Closing Date or issuable pursuant to securities of the Company issued on a Closing Date to an Investor that has signed a counterpart signature page to this Agreement pursuant to Section 10(b) hereof and (iii) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

                           (vi)  "REGISTRATION  STATEMENT"  means a registration
statement of the Company under the 1933 Act or an amendment to an existing registration statement to add Registrable Securities.

                  (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.       REGISTRATION.

                  (a) Mandatory Registration. The Company shall, as soon as practicable after each Closing Date but in no event more than 45 days following such Closing Date, file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Investors (as determined pursuant to Section 10(a) hereof), which consent will not be unreasonably withheld conditioned or delayed) covering the resale of the Registrable Securities issued or issuable to such Investors pursuant to securities of the Company issued on each such Closing Date. The Registration Statement, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Shares and/or exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The Company shall use its best efforts to cause such registration to become and remain effective

(including the taking of such steps as are necessary to obtain the removal of any stop orders); provided, that the Investors shall furnish the Company, within five (5) business days of the Company's written request, with such appropriate information in connection therewith (whether requested prior to or after the filing of the Registration Statement with the SEC) as the Company shall reasonably request in writing. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the Investors and their counsel prior to its filing or other submission. The number of shares of Common Stock initially included in such Registration Statement shall be no less than one hundred fifty percent (150%) of the shares of Common Stock issued to the Investors on such Closing Date or issuable pursuant to the securities of the Company issued to the Investors on such Closing Date (assuming the Conversion Price set forth in Section 5(b)(ii)(A) of the Certificate of Designation). The Company further undertakes to take all steps necessary to ensure that a Registration Statement is, or Registration Statements are, effective at all times during the Registration Period (as defined below) with respect to all Registrable Securities and the resale thereof.

                  (b) Eligibility for Form S-3. The Company represents and warrants that, as of the date hereof, it meets the requirements for the use of Form S-3 for registration of the sale by the Investors of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner, and take any and all such other actions as may be reasonably necessary or appropriate so as to maintain such eligibility for the use of Form S-3.

         3.       OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                  (a) The Company shall, as soon as practicable after each Closing Date but in no event more than 45 days following such Closing Date, prepare and file promptly with the SEC a Registration Statement and thereafter use its Best Efforts (as hereinafter defined) to cause such Registration Statement relating to Registrable Securities to promptly become effective, but in no event to become effective more than 90 days following such Closing Date, and to keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities registered under such Registration Statement have been sold and no Preferred Shares, Warrants or other securities of the Company issued on such Closing Date are outstanding or (ii) the date on which all of such Registrable Securities (in the opinion of counsel to the Investors) may be immediately publicly sold without registration and (iii) two years from such Closing Date (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading. The Company shall furnish to the Investors copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits, if any), and any such Investor shall have the opportunity to object, within three (3) business days, to any information pertaining solely to such Investor that is contained therein and the Company will make the corrections reasonably requested by such Investor with respect to such information prior to filing any such Registration Statement or amendment. Any period of review and revision resulting from such review that extends beyond five (5) business days shall be added to the time in which the Registration Statement is to be filed and no penalty shall be assessed with respect to such period. If the Company fails to cause such Registration Statement to become effective within 90 days following the Closing Date due to a Corporation Failure, as defined in the Certificate of Designation, the Conversion Price, as defined in the Certificate of Designation, shall be adjusted as set forth in paragraph 5(b) of the Certificate of Designation. As used in Section 3(a), (b), (d), (f), (i) and (m) hereof, "Best Efforts" shall include the taking of any and all actions necessary or appropriate with respect thereto, including timely response to all comments and correspondence received (including from the SEC), the filing or providing of any further drafts and other documents as may be required, and the like.

                  (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the
Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period. Without limiting any of the Company's obligations under this Agreement, in the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon conversion of the Preferred Shares and/or exercise of the Warrants, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within twenty (20) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its Best Efforts to cause such amendment and/or new Registration Statement to become effective as soon as possible following the filing thereof.

                  (c) The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each material item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof that contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor.

                  (d) The Company shall use its Best Efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period,
(iii) take such other actions as may be necessary, appropriate or available to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  (e) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Shares, or engage in any other transaction involving or relating to the Registrable Shares, from the time of the giving of notice with respect to a Potential Material Event until the earlier of (i) twenty (20) days from the receipt of notice of such Potential Material Event, or (ii) such Investor receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company shall use its best efforts to minimize any such suspension and under all circumstances the Company may not so suspend the right to such holders of Registrable Shares for more than two periods of twenty (20) days each in the aggregate during any 12-month period during the period the Registration Statement is required to be in effect; and provided, further, that there shall be an interval of no less than 45 days between such two twenty (20) day periods.

                  (f) The  Company  shall use its Best  Efforts to  prevent  the
issuance  of  any  stop  order  or  other   suspension  of  effectiveness  of  a
Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

                  (g) For a period of five (5) business days prior to filing with the SEC, the Company shall permit a single firm of counsel designated by the Investors representing a majority of the Registrable Securities held by the Investors (on an as converted and as exercised basis) to review the Registration Statement and all amendments and supplements thereto. Any period of review and revision resulting from any such review that extends beyond five (5) business days shall be added to the time in which registration is required to be filed and effective, as appropriate, and no penalty shall be assessed with respect to such period.

                  (h) The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is determined to be necessary by the Investors and the Company to avoid or correct a misstatement or omission in any Registration Statement,
(b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, containing terms substantially similar to those contained in this Section 3(i). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  (i) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, or other applicable law, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  (j) The Company shall use its Best Efforts to secure the designation and quotation of all the Registrable Securities covered by the Registration Statement on the NASDAQ

SmallCap Market, if the listing of such Registrable Securities is then permitted under the rules and regulations of such market.

                  (k) The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than sixty (60) days from the Closing Date.

                  (l) The Company shall promptly facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request.

                  (m) The Company shall use its Best Efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each holder thereof to consummate disposition of Registrable Securities.

         4.       OBLIGATIONS OF THE INVESTORS.

         In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company, within five (5) business days of the Company's written request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute within five (5) business days of receipt by such Investor such documents in connection with such registration as the Company may reasonably request.

                  (b) Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

                  (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of a Potential Material Event as set forth in
Section 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities in accordance with Section 3(e).

                  (d) Without limiting an Investor's rights under Section 2(a), no Investor may participate in any underwritten distribution hereunder unless such Investor (i) agrees to sell such

Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

                  (e) Each Investor whose Registrable Securities are included in a Registration Statement understands that the 1933 Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement and each such Investor shall use its reasonable best efforts to comply with the applicable prospectus delivery requirements of the 1933 Act in connection with any such sale.

                  (f) Each Investor agrees to notify the Company promptly, but in any event within seventy-two (72) hours after the date on which all Registrable Securities owned by such Investor have been sold by such Investor, so that the Company may comply with its obligation to terminate the Registration Statement in accordance with Item 512 of Regulation S-K or Regulation S-B, as the case may be.

         5.       EXPENSES OF REGISTRATION.

         All  reasonable  expenses,   other  than  underwriting   discounts  and
commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company. All fees and disbursements of counsel to the holders of Registrable Securities, any expenses incurred as a result of any investigation pursuant to Section 3(h), any underwriting discounts and commissions and all other expenses of such holders not contained in the previous sentence shall be borne by the holders of Registrable Securities.

         6.       INDEMNIFICATION.

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who is a seller of Registrable Securities under the Registration Statement, and (ii) the directors, officers, partners, employees, agents and each person who controls any such Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), if any, (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as any such Claim arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading (the matters in the foregoing clauses (i) and (ii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement, preliminary prospectus or final prospectus, or any amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any
Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, any Investor that does not fulfill its obligations under Sections 2(a), 3(a) or 4(a) hereof within the period of time specified in such Sections shall not be an Indemnified Person and shall not be entitled to indemnification pursuant to this Section 6.

                  (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the 1933 Act or the 1934 Act (collectively, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates, if the Investors are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7.       CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       REPORTS UNDER THE 1934 ACT.

         With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the filing of such reports and other documents is required for the sale of the Registrable Securities pursuant to Rule 144; and

                  (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS.

         The rights of an Investor hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Investor to any transferee of at least 30% of the Preferred Shares and/or Warrants, or Registrable Securities of such Investor if (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

         10.      AMENDMENT OF REGISTRATION RIGHTS.

                  (a) Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Investors who hold at least 80% of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

                  (b) Notwithstanding the foregoing, the Company may, without the consent of the existing Investors, amend this Agreement at any time to include additional parties so long as the Company and such additional parties execute a counterpart signature page to this Agreement. When this Agreement is so amended, such additional parties shall be "Investors" hereunder and shall be entitled to all benefits and bound by all obligations hereunder.

         11.      MISCELLANEOUS.

                  (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) or sent by facsimile or overnight courier,

         If to the Company, to:

                  DynaGen, Inc.
                  99 Erie Street
                  Cambridge, MA  02139
                  Attention:  President

                  Telephone:        (617) 491-2527
                  Telecopy:         (617) 354-3902

if to the Investors as set forth in the subscription agreements pursuant to which the Investors purchased securities of the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by facsimile or overnight courier.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof

                  (d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

                  (e) This Agreement and the subscription agreements pursuant to which the Investors purchased securities of the Company (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and such subscription agreements supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (j) All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding a majority of the Registrable Securities (determined as if all Preferred Shares and Warrants then outstanding had been converted or exercised, respectively, into Registrable Securities).

                [REMAINDER OF PAGE IS INTENTIONALLY LEFT BLANK.]

                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                     Very truly yours,

                                                     DYNAGEN, INC.

                                                     By:     /s/ Indu A. Muni
                                                        ------------------------
                                                     Title:  President
                                                           ---------------------






                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                              Very truly yours,

                                              Arab Commerce Bank, Ltd.
                                              ----------------------------------
                                              (print exact name of Investor)

                                              By:      [illegible]
                                                 -------------------------------

                                              Title:   Co. Secretary
                                                    ----------------------------





                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                 Very truly yours,

                                                 Swedbank Luxembourg
                                                 -------------------------------
                                                 (print exact name of Investor)

                                                 By:      [illegible]
                                                    ----------------------------

                                                 Title:   Senior Account Manager
                                                       -------------------------








                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                 Very truly yours,

                                                 Paul Enquist
                                                 -------------------------------
                                                 (print exact name of Investor)

                                                 By:      /s/ Paul Enquist
                                                    ----------------------------

                                                 Title:
                                                       -------------------------








                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                  Very truly yours,

                                                  Leo Genecco & Sons Inc.
                                                  ------------------------------
                                                  (print exact name of Investor)

                                                  By:      /s/ David L. Genecco
                                                     ---------------------------

                                                  Title:   President
                                                        ------------------------










                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                 Very truly yours,

                                                 William S. Kissel
                                                 -------------------------------
                                                 (print exact name of Investor)

                                                 By:      /s/ William S. Kissel
                                                    ----------------------------

                                                 Title:
                                                       -------------------------








                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                 Very truly yours,

                                                 Irving Schotz
                                                 -------------------------------
                                                 (print exact name of Investor)

                                                 By:      /s/ Irving Schotz
                                                    ----------------------------

                                                 Title:
                                                       -------------------------








                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                 Very truly yours,

                                                 Dick Alaimo, Jr.
                                                 -------------------------------
                                                 (print exact name of Investor)

                                                 By:      /s/ Dick Alaimo, Jr.
                                                    ----------------------------

                                                 Title:
                                                       -------------------------









                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                  Very truly yours,

                                                  Jon A. Travers
                                                  ------------------------------
                                                  (print exact name of Investor)

                                                  By:      /s/ Jon A. Travers
                                                     ---------------------------

                                                  Title:
                                                        ------------------------








                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                Very truly yours,

                                                C. Robert Cusick
                                                -------------------------------
                                                (print exact name of Investor)

                                                By:      /s/ C. Robert Cusick
                                                   -----------------------------

                                                Title:
                                                      --------------------------








                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                  Very truly yours,

                                                  Robert C. Cohen
                                                  ------------------------------
                                                  (print exact name of Investor)

                                                  By:      /s/ Robert C. Cohen
                                                     ---------------------------

                                                  Title:
                                                        ------------------------








                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                 Very truly yours,

                                                 Christopher Grieco
                                                 -------------------------------
                                                 (print exact name of Investor)

                                                 By:      /s/ Christopher Grieco
                                                    ----------------------------

                                                 Title:
                                                       -------------------------









                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                 Very truly yours,

                                                 Richard and Ronda Tennis
                                                 -------------------------------
                                                 (print exact name of Investor)

                                                 By:      /s/ Richard Tennis
                                                    ----------------------------

                                                 Title:
                                                       -------------------------







                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                Very truly yours,

                                                Robert D. Frankel
                                                --------------------------------
                                                (print exact name of Investor)

                                                By:      /s/ Robert D. Frankel
                                                   -----------------------------

                                                Title:
                                                      --------------------------







                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                             Very truly yours,

                                             A. Ronald Jacobstein
                                             -----------------------------------
                                             (print exact name of Investor)

                                             By:      /s/ A. Ronald Jacobstein
                                                 -------------------------------

                                             Title:
                                                   -----------------------------







                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                                 Very truly yours,

                                                 J. Michael Nixon
                                                 -------------------------------
                                                 (print exact name of Investor)

                                                 By:      /s/ J. Michael Nixon
                                                    ----------------------------

                                                 Title:
                                                       -------------------------






                                  DYNAGEN, INC.

                      MASTER REGISTRATION RIGHTS AGREEMENT

                           Counterpart Signature Page


         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the Company, whereupon, this Agreement shall become a binding Agreement among us.

                                      Very truly yours,

                                      Guarantee & Trust Co. FBO J. Thomas Chess
                                      ------------------------------------------
                                      (print exact name of Investor)

                                      By:      /s/ J. Thomas Chess
                                         ---------------------------------------

                                      Title:
                                            ------------------------------------